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                                                                   EXHIBIT 10.26

                          STRATEGIC ALLIANCE AGREEMENT

         This Strategic Alliance Agreement (this "AGREEMENT") is entered into as of December 27, 2000, by and among Qwest Communications International Inc., a Delaware corporation ("QWEST"), KPMG Consulting, LLC, a Delaware limited liability company (formerly a division of KPMG LLP, "KPMG"), Softline Consulting & Integrators, Inc., a California corporation ("SOFTLINE" and together with Qwest and KPMG, the "PARTIES") and Qwest Cyber.Solutions LLC, a Delaware limited liability company ("QCS"). Capitalized terms used in this Agreement and not defined in the context of its use, are defined in ARTICLE VI of this Agreement.

         WHEREAS, Qwest, KPMG LLP and Softline formed QCS by entering into the Limited Liability Company Agreement of QCS dated as of June 3, 1999 (as amended, the "OPERATING AGREEMENT");

         WHEREAS, pursuant to the Sixth Amendment to the Operating Agreement by and among the Parties dated as of December 22, 2000 (the "SIXTH AMENDMENT"), the Parties amended the Operating Agreement to permit, from time to time, QCS to enter into an agreement with a Member to redeem such Member's Membership Interests (as defined in the Operating Agreement) and permit such Member to withdraw from QCS;

         WHEREAS, pursuant to the Redemption Agreement by and among KPMG, Softline and QCS dated as of December 27, 2000, QCS has redeemed KPMG's and Softline's respective Membership Interests in QCS (the "REDEMPTION");

         WHEREAS, although KPMG and Softline are no longer members of QCS, the Parties desire to continue a strategic relationship as described in this Agreement;

         NOW, THEREFORE, in consideration of the mutual covenants and agreements made herein and intending to be legally bound, the Parties hereby agree as follows:

                                   ARTICLE I
                               STRATEGIC ALLIANCE

               1.1 SUPPORT OBLIGATIONS.

               (a) If KPMG or any of its Affiliates develop or obtain rights to products or services that constitute the Applicable Business or enhancements to the Applicable Business, KPMG will promptly offer to sublicense such rights to QCS pursuant to SECTION 1.2 below; provided that KPMG will not be required to take any action that would cause it to violate any applicable Law.

               (b) If Qwest or any of its Affiliates develop or obtain rights to products or services that constitute the Applicable Business or enhancements to the Applicable Business, Qwest will promptly offer to sublicense such rights to QCS or cause QCS to be a permitted



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participant in such rights; provided that Qwest will not be required to take any action that would cause it to violate (i) any applicable Law, or (ii) any provision of any contract or agreement to which Qwest or any of its Affiliates is a party or by which any such Person or its assets is bound.

               1.2 PARTIES AS PROVIDERS TO QCS.

               (a) Each Party, on an ongoing basis during the Term, will offer, upon request by QCS, to provide to QCS, for the conduct of its Applicable Business, any and all products or services which it provides to its customers in the ordinary course of business. In offering such products or services to QCS, each Party will offer such products and services *** (for tariffed products or services), or *** (for all other products or services); provided, however, that in no event will the terms of this SECTION 1.2(a) require a Party to offer or provide ***.

               (b) The Management Committee will make all decisions on QCS's purchase of products and services on the basis of the Terms of Sale of the transaction as a whole.

                    (1) If the Management Committee concludes that the Terms of Sale, taken as a whole, of a Party's offer to provide to QCS certain products or services that QCS currently intends to purchase are, taken as a whole, at least as favorable as those offered to QCS by each other Person (including another Party) that has offered to provide the same or similar products or services to QCS, then the Management Committee will designate such Party as the provider of such product or service, even if the discounted price, taken alone, offered by such Party to QCS for providing such product or service is not lower than the price offered by such other Person.

                    (2) If the Management Committee determines that the Terms of Sale offered to QCS by a third party are the most favorable to QCS, prior to awarding a contract for the purchase of products or services to a third party, a Party who had bid to provide such products or services will have a right of first refusal to provide them on Terms of Sale identical to those offered by such third party.

               1.3 SALES AND DISTRIBUTION CHANNELS.

               (a) Each Party, on an ongoing basis, will cause sales and distribution services that such Party and its Affiliates provide in relation to the sale and distribution of such Party's and its Affiliates' own products and services to be provided to QCS, for the conduct of its Applicable Business, according to the pricing described in SECTION 1.2(a), and otherwise on customary terms and conditions. All sales and marketing efforts on behalf of QCS's products and services will be subject to the approval of the Management Committee.

               (b) Each Party, together with QCS, will develop a sales and marketing plan regarding the use of such Party's sales and distribution channels and other resources to market and sell QCS's products and services, for the conduct of the Applicable Business, that is

                                       2

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acceptable to such Party and to QCS, and such plan will be subject to periodic review and adjustment.

               (c) To the extent not subject to a contractual or other obligation that would prohibit the disclosure of such information to QCS, each Party, upon the request of QCS, will provide to QCS reasonably detailed information regarding such Party's agreements with third party providers of sales and distribution services (to the extent such services are reasonably related to the Applicable Business) to assist QCS in determining whether or not it desires to exercise its rights in the following sentence. Upon the request of QCS, each Party will exercise commercially reasonable efforts to cause any one or more third-party providers of sales and distribution services to such Party to offer the same or similar services to QCS upon the terms and conditions then enjoyed by such Party.

               1.4 FUTURE LICENSES. During the term of the agreements set forth in SECTION 2.1 below, each Party will use its commercially reasonable best efforts to cause any future license for an individual software application within the Application Categories to include QCS as an additional licensee or to otherwise make such application available to QCS, for the conduct of its Applicable Business.

                                   ARTICLE II
                      NON-COMPETITION AND NON-SOLICITATION

               2.1 KPMG NON-COMPETE AGREEMENT

               (a) Until the earlier of (x) *** or (y) *** unless QCS otherwise agrees in writing and except as provided in SECTION 2.2, KPMG will not, and will cause each of its Affiliates (including, but not limited to, Softline) to not, engage in the provision of any products and/or services comprising all or any part of the Applicable Business (a "COMPETITIVE BUSINESS"), including, but not limited to, the acquisition (in a single or series of related transactions and by way of acquisition, merger or otherwise) of (A) the assets of an entity where such assets are used in a Competitive Business or (B) more than 5% of the equity securities of any entity engaged in a Competitive Business.

               (b) KPMG is specifically permitted to continue to engage in the provision of services relating to ***

               (c) KPMG is specifically permitted to provide services relating to *** but is prohibited from *** KPMG ***

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QCS). For purposes of this subsection:

                    (1) "Knowledge Management" means the harnessing, identification, organization and use of business data to strengthen a customer's competitive position by enabling customers to manage their raw business data to create valuable business "knowledge" that enhances the performance of their organization. Knowledge Management services include program design and development, building systems to capture data and turn it into knowledge, and designing and building the supporting systems architecture;

                    (2) "Management and Business Consulting" means consulting services comprised of two specialties: strategy consulting, which focuses on improving a customer's performance by helping the customer align its business strategy to its industry's particular business condition, and operations consulting, which assesses the efficiency of the customer's operational processes and alignment with its business strategy;

                    (3) "Systems Integration Services" means services which allow or cause proprietary and commercial applications to share and exchange information and to participate in each other's processes through a variety of processes, including the creation of a single user interface for a collection of applications, and the design of software bridges and translators which make data in one format accessible to programs which read or access data in a different format;

                    (4) "World Class Finance" means the implementation of industry best practices to manage the finance and accounting functions of operations and to improve the ability of the customer to measure and analyze operational performance. World Class Finance services are applicable to areas such as budgeting, planning, decision support, cost management and the integration of financial and other customer operations and analysis systems; and

                    (5) "World Class Human Resources" means the implementation of industry best practices to manage the human resources functions of a customer's operations, analyze and integrate their human resources, payroll, retirement benefits, insurance benefits and welfare benefits and to improve the effectiveness, quality and cost-efficiency of their human resources organization through technology. World Class Human Resources services include the valuation of the customer's organizational structure, improving the effectiveness of the individual human resources functions, systems integration and the implementation of combined human resources functions.

               (d) KPMG agrees and on behalf of itself and its Affiliates that QCS will be the exclusive provider to KPMG and its Affiliates of *** KPMG ***.

               (e) Notwithstanding the foregoing, if QCS changes the scope of products or services it provides to include products or services outside of the Applicable Business, then

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KPMG's obligations under this Section will be deemed not to extend to the changes in the scope of products or services so implemented.

               2.2 QCS PURCHASE OPTION.

               (a) Notwithstanding the prohibition in SECTION 2.1 above, KPMG may acquire, without notice to QCS and without a breach of SECTION 2.1, the securities of an entity that engages in a Competitive Business or the assets of an entity used in a Competitive Business; provided, however, that as of the most recent fiscal year and most recent fiscal quarter, the Competitive Business constitutes less than *** percent (***%) of the net revenues of the entity or the assets acquired. In addition, provided that the conditions of the preceding sentence are satisfied at the time of a sale by KPMG of the assets or the entity that is engaged in a Competitive Business, then KPMG may consummate such sale without providing QCS a right of first refusal with respect to such assets or such entity.

               (b) If KPMG wishes to acquire the securities of an entity that engages in a Competitive Business or the assets of an entity used in a Competitive Business in which, as of the most recent fiscal year or most recent fiscal quarter, the Competitive Business constitutes *** percent (***%) or more of the net revenues of the entity or the assets acquired, it may so acquire the entity or assets, without notice to QCS and without a breach of SECTION 2.1, if, within *** of any such acquisition KPMG provides QCS with a written notice stating: (i) that it has acquired such entity or assets, (ii) the identity of such entity or assets, (iii) the cash price or other consideration paid for the acquisition of the entity or assets and (iv) any other material terms upon which the acquisition was made (the "NOTICE").

               (c) Following receipt of the Notice, QCS will have the option for a period of *** (the "ELECTION PERIOD") to elect to acquire that part of the acquired entity that engages in the Competitive Business or the assets used in the Competitive Business for a purchase price equal to ***. If QCS elects to purchase the entity or assets, QCS must complete such acquisition within 90 days from the date following receipt of the Notice; subject to compliance with applicable Law. At all times during the Election Period, KPMG will cooperate with QCS and provide access to the assets, properties, books and records and other relevant information regarding the acquired entity or assets sufficient for QCS to complete a reasonable due diligence review of the acquired entity or assets.

               (d) QCS's rights under SECTION 2.2(b) and SECTION 2.2(c) above will terminate simultaneously with the termination of SECTION 2.1 above.

               2.3 QWEST NON-COMPETE.

               (a) *** and unless KPMG otherwise agrees in writing, Qwest will not, and will cause each of its Affiliates to not:

                    (1) provide, within QCS's *** an *** to end users; or

                                       5

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                    (2) take an equity position in any Person that directly
competes with QCS *** (other than an investment not in excess of 5% of any Person the securities of which are listed on a nationally recognized securities exchange).

               (b) Qwest is specifically permitted to provide to any customer (including competitors of QCS), without limitation, broadband and other telecommunications services, hosting activities, communications and information infrastructure construction and management, and to participate in or provide distribution channels for products and services, *** during and beyond the Exclusivity Period and the Term.

               (c) *** Qwest will name QCS as the provider of products and services which constitute the Applicable Business for each of the Qwest's customers who purchase such products and services from Qwest and ***.

               2.4 NON-SOLICITATION. Without the written consent of QCS, neither KPMG nor Softline may, prior to the first anniversary of a Qualified Public Offering, solicit for employment any employee of QCS. Further, without the written consent of Qwest, neither KPMG nor Softline may offer employment to any employee of QCS who has an employment contract with QCS during the term of existence of QCS.

                                  ARTICLE III
                                      TERM

               3.1 TERM. Except as otherwise expressly provided in this Agreement, the term of this Agreement (the "TERM") will begin on the effective date set forth on the first page of this Agreement and will terminate at 5:00 pm (Pacific Standard Time) on June 2, 2009 (the "TERMINATION DATE").

               3.2 AUTOMATIC EARLY TERMINATION. Notwithstanding the foregoing
SECTION 3.1, and subject to a different term as may otherwise be expressly provided with respect to specific Sections in this Agreement, this Agreement will automatically terminate before the Termination Date upon the effective date of a Qualified Public Offering.

               3.3 QWEST'S OPTIONAL EARLY TERMINATION. Notwithstanding the foregoing SECTION 3.1 and SECTION 3.2, and subject to a different term as may otherwise be expressly provided with respect to specific Sections in this Agreement, this Agreement may terminate before the Termination Date at the election of Qwest upon:

               (a) the insolvency of KPMG, Softline or QCS (which insolvency shall not have been cured within a reasonable time after written notice thereof to QCS, KPMG and/or Softline (as applicable) by Qwest), the execution by any such entity of a general assignment for the benefit of its creditors, the appointment of a receiver of all or any part of the property of any such entity or the filing by or against any such entity of a petition in bankruptcy or a petition for

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relief under the provisions of the federal bankruptcy act or another state or federal law for the relief of debtors (which petition shall not have been cured within a reasonable time); or

               (b) upon a material breach by KPMG, Softline or QCS of any of the representations, warranties or agreements contained in this Agreement, if such breach is not cured within thirty (30) business days of receipt of written notice from Qwest of such breach.

               3.4 KPMG'S OPTIONAL EARLY TERMINATION. Notwithstanding SECTION
3.1 and SECTION 3.2, and subject to a different term as may otherwise be expressly provided with respect to specific Sections in this Agreement, this Agreement may terminate before the Termination Date at the election of KPMG upon:

               (a) the insolvency of Qwest or QCS (which insolvency shall not have been cured within a reasonable time after written notice thereof to QCS and Qwest by KPMG), the execution by either such entity of a general assignment for the benefit of its creditors, the appointment of a receiver of all or any part of the property of either such entity or the filing by or against either such entity of a petition in bankruptcy or a petition for relief under the provisions of the federal bankruptcy act or another state or federal law for the relief of debtors (which petition shall not have been cured within a reasonable time); or

               (b) upon a material breach by Qwest or QCS of any of the representations, warranties or agreements contained in this Agreement, if such breach is not cured within thirty (30) business days of receipt of written notice from KPMG of such breach.

                                   ARTICLE IV
                         REPRESENTATIONS AND WARRANTIES

               4.1 REPRESENTATIONS AND WARRANTIES OF QCS. QCS represents and warrants to each Party that:

               (a) Authorization and Approval of Agreement. The execution, delivery and performance by QCS of this Agreement, and the consummation by it of the applicable transactions, has been duly authorized by all necessary action on the part of QCS. This Agreement has been duly executed and delivered by QCS and constitutes the legal, valid and binding obligations of QCS, enforceable against QCS in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, and other similar laws and equitable principles relating to or limiting creditors' rights generally.

               (b) No Conflicts. The execution, delivery and performance by QCS, and the consummation by it of the applicable transactions, does not violate the certificate of formation or other organizational documents of QCS or violate any Law to which it is subject.

               4.2 REPRESENTATIONS AND WARRANTIES OF KPMG, SOFTLINE AND QWEST. Each Party represents and warrants to the other Parties and to QCS with respect to itself (provided, that representations and warranties with respect to Softline are made jointly and severally by KPMG and Softline) that:

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               (a) Execution of Agreement. Each Party has all requisite power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

               (b) Authorization and Approval of Agreement. The execution, delivery and performance of this Agreement by each Party has been duly authorized by all necessary action on the part of such Party. This Agreement has been duly executed and delivered and constitutes the legally valid and binding obligations of each Party, enforceable against such Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium, and other similar laws and equitable principles relating to or limiting creditors' rights generally.

               (c) No Conflicts. The execution, delivery and performance of this Agreement by each of KPMG and Softline, and the consummation of the transactions contemplated hereby do not conflict with or result in a breach, acceleration, or default under (except for conflicts, breaches, accelerations or defaults which would not have the effect of preventing KPMG or Softline from performing their respective obligations under this Agreement and consummating the transactions contemplated hereby): (i) the limited liability company agreement, certificate of formation, or other charter documents of KPMG; (ii) the articles of incorporation or bylaws of Softline; (iii) any contract or agreement (or any provision thereof) to which KPMG or Softline is a party; or (iv) any Law or Orders that are applicable to KPMG or Softline.

                                   ARTICLE V
                    INDEMNIFICATION; LIMITATION OF LIABILITY

               Except as provided in this Agreement, the Parties (including QCS for purposes of this ARTICLE V) will not be liable to any other Party for any loss or damage sustained a Party, unless the loss or damage will have been the result of fraud, deceit, gross negligence, reckless or intentional misconduct, or a knowing violation of Law by such Party. Each Party agrees to indemnify and hold harmless each other Party and such Party's subsidiaries, Affiliates, associates, officers, directors and employees, from and against any and all Losses incurred by any of them as a result of the failure of any representation or warranty to be true and correct as of the date hereof or the breach of any covenant or agreement made by such Party in this Agreement.

                                   ARTICLE VI
                                   DEFINITIONS

         The following definitions are applicable for the purposes of this
Agreement:

         "AFFILIATE" means any Person, directly or indirectly, through one or more intermediaries, Controlling, Controlled by, or under common Control with a Party.

         "AHS" or "application hosting services" means the delivery of any software application within the Application Categories to networked, multi-user customers via a dedicated or remote

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access facility from the Company's centralized data center infrastructure. AHS services may be delivered on a price-per-user model with the individual software application licenses taking the form of perpetual use licenses held by the customer.

         "AM" or "application management" services, means the ongoing management of any software application within the Application Categories for a networked, multi-user customer. In addition, AM services may include the ongoing management of non-standard or customized APIs, custom developed client applications, end user interfaces and tools, support tools, and other customized functionality of the individual software applications.

         "APPLICABLE BUSINESS" means solely the Business comprising the Initial Scope of Services.

         "APPLICATION CATEGORIES" means each of ERP, CRM, Supply Chain Applications, and any database service, database application, or database tool related thereto.

         "ASP" or "application service provider" services, means the management and delivery of any software application within the Application Categories to networked, multi-user customers via a dedicated or remote access facility from the Company's centralized data center infrastructure. ASP services may be delivered on a price-per-user model with the individual software application licenses taking the form of non-perpetual use licenses which may remain with either the Company or the software company and not with the ultimate end user.

         "BUSINESS" means the provision of ASP, AHS, and AM products and services by the QCS to its Customers over public and private networks by means of specified transmission and routing protocols (including TCP/IP protocols) and using a variety of transmission media and methods, with the intent of allowing its Customers to use such products and services to perform any function within the Scope of Services, and ancillary products and services in connection therewith.

         "CONTROL," "CONTROLLING," or "CONTROLLED BY" means, when used with respect to any Person, the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and, for the purpose of clarifying the foregoing, KPMG will not be deemed to Control any member of KPMG International, unless and until contractual provisions are put into force pursuant to which the management and policies of any such entity and KPMG are established and directed by a single governing entity or body.

         "CRM" or "customer relationship management" means an information system that integrates and unifies, and serves as an interface for, customer contact with an enterprise and with the products and services it provides, and may include online commerce, order tracking, customer service, and product or company information dissemination.

         "CUSTOMER," for the purpose of this definition, means an enterprise purchaser of Hosting Services from QCS (including any public agency or Governmental Entity).

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         "END OF EXCLUSIVITY" means *** unless as of such date QCS has not effected a Qualified Public Offering, in which case the "End of Exclusivity" will be extended by *** if (1) the Management Committee of QCS makes a determination that a Qualified Public Offering could feasibly be completed within such period within an acceptable price range and (2) the making of a resolution by the Management Committee to commit, subject to market conditions and other relevant factors, to effect a Qualified Public Offering within such *** period.

         "ERP" or "enterprise resource planning" means an integrated information system that serves multiple departments or business units within a single enterprise by integrating a multi-module application software environment in order to assist a customer in managing processes integral to its overall business (e.g., product planning, parts purchasing, inventory maintenance, supplier and customer interaction, customer service, order tracking, and finance and human resources tasks).

         "EXCLUSIVITY PERIOD" means the period which begins on the effective date of this Agreement set forth on the first page of this Agreement and ends on the earlier of (x) the End of Exclusivity or (y) the ***.

          "GOVERNMENTAL ENTITY" means any government or any agency, district, bureau, board, commission, court, department, official, political subdivision, tribunal or other instrumentality of any government, whether federal, state or local, domestic or foreign.

         "HOSTING SERVICES" means the delivery of software applications to customers via a dedicated or remote access facility and services related thereto, including the creation, maintenance and support of Virtual Private Networks and Virtual Private Dial-Up Networks.

         "INITIAL SCOPE OF SERVICES" are activities related to the management, delivery, enhancement, control or record keeping of the following: general ledger, accounts receivable, accounts payable, fixed assets, projects, budgets, expenses, treasury, project costing, performance measurement, student admissions, financial aid, student records, academic advisement, student financials, campus community, alumni development, human resources administration, employee benefits administration, FSA administration, payroll, payroll interface, time and labor, pension administration, stock administration, benefits, benefits interface, purchasing, manufacturing, logistics, product development, order entry and processing, order tracking, order and sales configuration, material resource planning, master production scheduling, bill of material, inventory management, shipping and receiving , production scheduling, warehouse management, logistics management, transportation planning, billing, customer service and support (help desk), sales (inside and field), sales support, marketing, marketing support, campaign management, call center, and returns management (together with any other functions mutually agreed to from time to time by Qwest on the one hand and KPMG and Softline (acting together) on the other hand).

         "LAW" means collectively, any constitutional provision, statute, permit, order, ordinance or other law, rule or regulation of any Governmental Entity, common law and any Order.

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         "LOSS" means any cost, damage, disbursement, expense, liability, loss, deficiency, obligation, penalty (other than a penalty incurred solely by reason of the act or omission of the specified Person) or settlement of any kind or nature, whether foreseeable or unforeseeable, including but not limited to out-of-pocket interest or other carrying costs, penalties (other than penalties incurred by reason of the act or omission of the specified Person), reasonable legal, accounting and other professional fees and expenses incurred in the investigation, collection, prosecution and defense of claims and amounts paid in settlement that may be imposed on or otherwise incurred or suffered by the specified Person.

         "MANAGEMENT COMMITTEE" means the management committee of QCS, as the same may be reconstituted from time to time.

         "ORDER" means any decree, injunction, judgment, order, ruling or writ.

         "PERSON" means an individual, general partnership, limited partnership, limited liability company, corporation, trust, estate, real estate investment trust, association or any other entity.

         "QUALIFIED PUBLIC OFFERING" means a public offering of the membership interests in the QCS or equity securities of a Resulting Corporation, pursuant to a registration statement filed and declared effective with the Securities and Exchange Commission under the Securities Act of 1933, as amended.

         "RESULTING CORPORATION" means a corporation that QCS restructures into as required for purposes of effecting a Qualified Public Offering.

         "SCOPE OF SERVICES" means the Initial Scope of Services, as modified from time to time by the Management Committee of QCS.

         "SUPPLY CHAIN APPLICATIONS" means applications which assist in the control, planning and/or scheduling of the sequence of an organization's functions that mine, make, process, or assemble materials and products from manufacturer to wholesaler to retailer to consumer.

         "TERMS OF SALE" means all of the terms and conditions governing a particular commercial transaction, including (a) price and other contract terms and conditions of the transaction, and (b) other factors related to such transaction or the provider of the products or services, including without limitation timeliness of access, service level agreements and other factors employed by the Management Committee from time to time.

         "VIRTUAL PRIVATE NETWORK" and "VIRTUAL PRIVATE DIAL-UP NETWORK" means a service which allows businesses to connect to their local area networks, hosting sites, business partners, customers, branch offices, telecommuters, mobile employees, and other entities in a secure manner.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

                                  ARTICLE VII
                                  MISCELLANEOUS

               7.1 OBSERVATION RIGHTS. So long as the provisions of SECTION 2.1 are effective, KPMG will have visitation rights to all meetings of the Management Committee of QCS pursuant to which KPMG will receive notice of any and all Management Committee meetings as if it were a member of the Management Committee and may send a representative to attend any such meetings in a nonvoting, nonparticipating capacity; provided, however, that such attendee (a) agrees to hold in confidence all confidential information and materials that he or she may receive or be given access to in connection with meetings of the QCS's Management Committee, and (b) may be excluded from such meetings at the discretion of the Management Committee. KPMG agrees that they will not select as their observer any person who is actively engaged in providing consulting services to Competitive Businesses.

               7.2 INTERPRETATION. Unless the context otherwise requires: (a) a term has the meaning assigned to it; (b) "or" is not exclusive; (c) words in the singular include the plural, and words in the plural include the singular; (d) "amended," with reference to a law, statute, rule or regulation, is deemed to be followed by "from time to time"; (e) "herein", "hereof" and other words of similar import refer to this Agreement as a whole and not to any particular Section, subsection, paragraph, clause, or other subdivision; (f) all references to "Section" or "Exhibit", refer to the particular Section in or Exhibit attached to this Agreement; (g) "desirable" includes "necessary," "convenient" and "incidental"; and (h) "including" and "includes," when following any general provision, sentence, clause, statement, term or matter, will be deemed to be followed by ", but not limited to," and ", but is not limited to," respectively.

               7.3 SURVIVAL OF REPRESENTATIONS. The representations, warranties and agreements in this Agreement will survive: (a) any investigation made by any party; (b) the execution of this Agreement; and (c) the consummation of the transactions contemplated hereby.

               7.4 FEES AND COSTS. Each of the Parties will pay all of their own respective expenses, incident to the negotiation, preparation and performance of this Agreement and the transactions contemplated hereby, including but not limited to the fees, expenses and disbursements of their respective accountants and counsel. If any legal action, arbitration or other proceeding is brought to enforce or interpret this Agreement or matters relating to it, the substantially prevailing party will be entitled to recover from the other party reasonable attorneys' fees and other costs incurred in such action, arbitration or proceeding, in addition to any other relief to which the prevailing party is entitled.

               7.5 ENTIRE AGREEMENT. This Agreement is the complete and exclusive statement of the agreement of the parties as to matters covered by it. It replaces and supersedes all prior written or oral agreements or statements by and among the parties with respect to the matters covered by it. No representation, statement, condition or warranty not contained in this Agreement is binding on the parties.

               7.6 ADDITIONAL DOCUMENTS AND ACTS. Each party will sign and deliver additional documents and instruments, and perform additional acts, that are commercially reasonable and necessary to perform or evidence the obligations and intentions in this Agreement.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.

               7.7 ASSIGNMENT. Neither this Agreement nor any right or obligation of Qwest under this Agreement may be assigned by Qwest without the express written consent of KPMG, which consent such other party may withhold in its sole discretion. Neither this Agreement nor any right or obligation of KPMG or Softline under this Agreement may be assigned by KPMG or Softline, to each other or otherwise, without the express written consent of Qwest, which consent such other party may withhold in its sole discretion. Neither this Agreement nor any right or obligation of QCS under this Agreement may be assigned by QCS without the express written consent of KPMG and Qwest.

               7.8 BINDING EFFECT; PARTIES IN INTEREST. Except as provided in
ARTICLE V (a) this Agreement is binding on and benefits only the parties and their respective permitted successors and assigns, (b) nothing in this Agreement gives any rights or remedies to any Person other than the parties and their respective permitted successors and assigns and (c) no provision of this Agreement gives any Person any right of subrogation or action over or against any party to this Agreement.

               7.9 AMENDMENTS; WAIVERS. Except as otherwise provided herein, this Agreement may not be changed, modified, supplemented or terminated, except by an instrument in writing executed by all parties hereto. Any waiver of any right or remedy requires the consent of the party waiving it. Every amendment or waiver must be in writing and designated as an amendment or waiver, as appropriate. No failure by any party to insist on the strict performance of any provision of this Agreement, or to exercise any right or remedy, will be deemed a waiver of such performance, right or remedy, or of any other provision of this Agreement.

               7.10 SEVERABILITY. If any provision of this Agreement is held invalid or unenforceable by any court of final jurisdiction, it is the intent of the parties that all remaining provisions of this Agreement be construed to remain fully valid, enforceable and binding on the parties.

               7.11 INTERPRETATION. Each of the Parties, separately, acknowledge that it has been represented by counsel in connection with this Agreement and the transactions contemplated by this Agreement. Accordingly, any rule of Law, or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the party that drafted it has no application and is expressly waived. The provisions of this Agreement will be interpreted in a reasonable manner to effect the intent of the parties hereto. If any claim is made by a party relating to any conflict, omission or ambiguity in the provisions of this Agreement, no presumption or burden of proof or persuasion will be implied because this Agreement was prepared by or at the request of any party or its counsel. The parties waive any statute or rule of law to the contrary.

               7.12 HEADINGS; EXHIBITS. The descriptive headings of the Articles, Sections and subsections of this Agreement are for convenience only and do not constitute a part of this Agreement. All exhibits, schedules and appendices attached to this Agreement are incorporated herein.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


               7.13 GOVERNING LAW. This Agreement and the legal relations between the parties will be governed by and construed in accordance with the laws of the State of New York without regard to conflicts of law doctrines, except to the extent that certain matters are preempted by federal law or are governed by the law of the jurisdiction of organization of the respective parties.

               7.14 COUNTERPARTS. This Agreement and any other agreement (or document) delivered pursuant hereto may be executed in one or more counterparts and by different parties in separate counterparts. All of such counterparts will constitute one and the same agreement (or other document) and will become effective when one or more counterparts of this Agreement have been signed by each party and delivered to the other party.

               7.15 NOTICES. All notices, amendments, waivers, consents, approvals and other communications required or permitted under this Agreement must be in writing. Any such items requiring delivery must be delivered: (a) in person; (b) by registered, express or certified mail, postage prepaid, return receipt requested; (c) by a generally recognized overnight courier or messenger service that provides written acknowledgement of receipt by the addressee; or
(d) by facsimile, e-mail or other generally accepted means of electronic transmission with a verification of delivery. Documents are deemed delivered when actually delivered to or delivery is refused at the address for notices. Documents are to be delivered as follows:

                  If to KPMG:

                                        KPMG Consulting, LLC
                                        1676 International Drive
                                        McLean, Virginia 22102
                                        Attn: General Counsel
                                        Facsimile: 703-747-3847

                  If to Softline:
                                        Softline Consulting & Integrators, Inc.
                                        c/o KPMG Consulting, LLC
                                        1676 International Drive
                                        McLean, Virginia 22102
                                        Attn:  General Counsel
                                        Facsimile:  703-747-3847


                  If to Qwest:
                                        Qwest Communications International Inc.
                                        700 Qwest Tower
                                        555 Seventeenth Street
                                        Denver, CO 80202
                                        Attn: General Counsel
                                        Facsimile:  303-992-1044

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


                  With a Copy to:
                                        O'Melveny & Myers LLP
                                        1999 Avenue of the Stars, 7th Floor
                                        Los Angeles, CA 90067-6035
                                        Attn:  Jennifer L. Borow, Esq.
                                        Fax: 310-246-6779
                  If to QCS:
                                        Qwest Cyber.Solutions LLC
                                        1899 Wynkoop, Third Floor
                                        Denver, CO 80202
                                        Attn:  CEO with a copy to the General
                                               Counsel
                                        Facsimile:  303-291-6601

               Any party can furnish, from time to time, other addresses for deliveries to it.

               7.16 PUBLIC ANNOUNCEMENTS. If Qwest desires to make a public statement or announcement with respect to this Agreement, Qwest must obtain the prior approval of KPMG (such approval not to be unreasonably withheld or delayed). If KPMG or Softline desires to make a public statement or announcement with respect to this Agreement, KPMG or Softline must obtain the prior approval of Qwest (such approval not to be unreasonably withheld or delayed). If Qwest, KPMG or Softline is required by Law to make a public statement or announcement with respect to this Agreement, then such Party making the public statement or announcement will give the other Parties to this Agreement prompt written notice of such requirement and a copy of such public statement or announcement. This
SECTION 7.16 is subject to any contrary agreement in writing between the Parties and QCS.

               7.17 CONFIDENTIALITY. Each Party will safeguard and protect all confidential information of each Party or QCS which is made available or accessible to it, and will cause such information to be treated in a manner no less favorable to the provider of the confidential information than the manner such Party would accord to its own confidential or proprietary material. In addition, no Party will allow confidential material of another Party or of QCS to be published or released to any third person without the written permission of the Party who provided such confidential information or (in the case of QCS) of the Management Committee. Notwithstanding the following sentence, this
SECTION 7.17 is subject to any contrary agreement in writing between the Parties and QCS. Notwithstanding anything to the contrary in SECTION 7.3, this SECTION
7.17 will also survive the termination of this Agreement.

CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION IN ACCORDANCE WITH THE SECURITIES ACT OF 1933, AS AMENDED, AND RULE 406 PROMULGATED THEREUNDER. OMITTED INFORMATION HAS BEEN REPLACED WITH ASTERISKS.


IN WITNESS WHEREOF, the parties have executed this Strategic Alliance Agreement effective as of the date first written above.


QWEST CYBER.SOLUTIONS LLC


By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------


QWEST COMMUNICATIONS INTERNATIONAL INC.


By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------


KPMG CONSULTING, LLC


By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------


SOFTLINE CONSULTING & INTEGRATORS, INC.


By:
   -------------------------------------
Name:
     -----------------------------------
Title:
      ----------------------------------